UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):
October 20, 2010

GERMAN AMERICAN BANCORP, INC.
(Exact Name of Registrant as Specified in Its Charter)

Indiana
(State or Other Jurisdiction of Incorporation)

001-15877	35-1547518
(Commission File Number)	(IRS Employer Identification No.)

711 Main Street
Box 810
Jasper, Indiana	47546
(Address of Principal Executive Offices)	(Zip Code)

(812) 482-1314
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

The sole purpose of this filing of this Report on Form 8-K by the Registrant, German American Bancorp, Inc., is to update the descriptions of its Common Shares, no par value (the “Common Shares”) that Registrant has previously filed with the Securities and Exchange Commission (the “Commission”) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and has updated from time to time by other filings with the Commission for the purposes of the continuing registration of such class of securities under the Exchange Act.

The Registrant in November 2006 comprehensively updated its description of the Common Shares under the heading "Description of German American Capital Stock" in the Prospectus/Proxy Statement that formed part of the Registrant’s Registration Statement on Form S-4 (File No. 333-16331) filed in November, 1996, as amended (the “1996 S-4)”.  That comprehensive description of the Common Shares in the 1996 S-4 was incorporated by reference into the Proxy Statement/Prospectus for those Common Shares that were registered for issuance in a subsequent business combination on Form S-4 (File No. 333-1267040) that the Registrant filed with the Commission in July, 2005 (the “2005 S-4”).  The 2005 S-4 updated that description in certain respects as described below.

Since the filing of the 2005 S-4, certain changes (all of which have been previously reported) affecting the Registrant’s Common Shares have occurred, and the purpose of the filing of this Form 8-K is to update such descriptions through October 20, 2010, for purposes of the continuing registration of such Common Shares under the Exchange Act.

Clarification Regarding the Designation of the Common Shares as “No Par Value” as Compared
with the “Stated Value” of $1.00 Per Share of the Common Shares

The current specimen of the face of the stock certificate for the Common Shares is filed as Exhibit 99.1 to this Report.   The face of that specimen describes the Common Shares as “Common Stock, $1.00 Stated Value.”  Registrant’s Restatement of the Articles of Incorporation adopted in April 2006 and filed with the Indiana Secretary of State in May 2006 (which are filed as part of this report via incorporation by reference as Exhibit 99.2), in Article V thereof, explicitly provide that the Common Shares “shall have no par value.”  Such Article V continues, however, to state that such Common Shares shall “[s]olely for the purpose of any statute or regulation imposing any tax or fee based upon the capitalization of the [Registrant]….be deemed to have a stated value of $1.00 per share.”  Accordingly, while the Common Shares have no par value, and for purposes of the Exchange Act the Registrant has therefore described its Common Shares in that fashion, it is also true that such Common Shares, solely for the limited purpose of computing taxes or fees that might be assessed against the capitalization of the Registrant, have a specified “stated value” of $1.00 per share.

Change of Corporate Name of the Registrant

As previously reported, and pursuant to the previously filed Restatement of the Articles of Incorporation (Exhibit 99.2 to this Report), the Registrant changed its corporate name in 2006 to “German American Bancorp, Inc.” from “German American Bancorp.”   Accordingly, the Common Shares are now issued by an issuer of a different name than the name of the issuer of the Common Shares at the time of the 1996 S-4 and the 2005 S-4.

Expiration of Shareholder Rights Plan in Accordance with its Terms

The 2005 S-4 updated the 1996 S-4 description of the Common Shares by describing a ten-year shareholder rights plan that had been adopted in April 2000 by the board of directors of the Registrant (the "Plan").  Under the Plan, each Common Share issued by the Registrant was accompanied by a Preferred Share Purchase Right that was not separately certificated or separately transferable. This Plan expired by its terms in April 2010 and the related Preferred Share Purchase Rights are no longer valid or exercisable, and no longer accompany the Common Shares.

Direct Registration of the Issuance, Ownership and Transfer of Common Shares

As previously reported by Registrant’s Current Report on Form 8-K filed with the Commission on February 16, 2007, the Registrant’s Bylaws were amended in various respects in February 2007.   Included in such amendments were amendments to Article VIII of the Bylaws, entitled “Shares,” which clarified that the Registrant may register the issuance, ownership and transfer of its shares either in certificated or in uncertificated (direct registration) form.  These 2007 additions to the Bylaws remain in the Restated Bylaws of the Registrant, as amended and restated July 27, 2009, which are filed as Exhibit 99.3 to this report and incorporated herein by reference.

Continued Fairness of Description of the Common Shares in the 1996 S-4, as Updated

The 1996 S-4, as updated by the 2005 S-4 and as clarified and updated by this Item 8.01, together constitute the description of the Common Shares for purposes of the registration requirements of the Exchange Act in respect of such Common Shares.

Item 9.01.	Financial Statements And Exhibits.

(c)           Exhibits

99.1	Specimen stock certificate for Common Shares of the Registrant

99.2	Restatement of the Articles of Incorporation of the Registrant is incorporated by reference from Exhibit 3 to the Registrant’s Current Report on 8-K filed May 22, 2006

99.3	Restated Bylaws of the Registrant, as amended and restated July 27, 2009 are incorporated by reference from Exhibit 3 to Registrant’s Current Report on Form 8-K filed July 31, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

GERMAN AMERICAN BANCORP, INC.

Date: October 20, 2010	By:	/s/ Mark A. Schroeder
Mark A. Schroeder, Chairman and CEO

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Specimen stock certificate for Common Shares of the Registrant

99.2	Restatement of the Articles of Incorporation of the Registrant is incorporated by reference from Exhibit 3 to the Registrant’s Current Report on 8-K filed May 22, 2006

99.3	Restated Bylaws of the Registrant, as amended and restated July 27, 2009 are incorporated by reference from Exhibit 3 to Registrant’s Current Report on Form 8-K filed July 31, 2009.